Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Prospectus

The following information replaces similar information for Fidelity Advisor® Semiconductors Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2026.
Sonu Kalra (Co-Portfolio Manager) has managed the fund since 2026.
The following information replaces the biographical for Fidelity Advisor® Semiconductors Fund information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Aidan Brandt is Co-Portfolio Manager of Fidelity Advisor® Semiconductors Fund, which he has managed since 2026. He also manages other funds. Since joining Fidelity Investments in 2019, Mr. Brandt has worked as a research analyst and portfolio manager.
Sonu Kalra is Co-Portfolio Manager of Fidelity Advisor® Semiconductors Fund, which he has managed since 2026. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Kalra has worked as a research analyst and portfolio manager.
AFOC-PSTK-0826-232 1.480125.232	August 27, 2026